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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001



                      PACIFIC AEROSPACE & ELECTRONICS, INC.

             (Exact name of registrant as specified in its charter)



  Washington                     0-26088                         91-1744587
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation or
 organization)

430 Olds Station Road, Third Floor, Wenatchee, WA                  98801
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number,
including area code:                                           (509) 667-9600

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Item 5.  Other Events
---------------------

On October 5, 2001, the Company issued a press release stating that it had failed to make an interest payment on its 18% senior secured debt (the "Senior Debt") that was due on September 30, 2001, and that it did not make the payment within the 5-day grace period thereafter. The Company announced in the press release that it had entered into an agreement with the holders of the Senior Debt (the "Senior Lenders"), waiving the payment default and certain other defaults, including the default that occurred as a result of the Company's failure to make the August 1, 2001 interest payment on its 11 1/4% senior subordinated notes. Under the agreement with the Senior Lenders, the interest rate on the Senior Debt was increased to 21% per annum from 18% and the maturity date of the Senior Debt was changed to December 31, 2001. The Company also announced in the press release that it is discontinuing the proposed sale of its U.K. subsidiary, Aeromet International PLC. The press release is attached to this current report as Exhibit 99.1 and incorporated by reference in this current report.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)      Financial Statements
         --------------------

None required.

(b)      Pro Forma Financial Information
         -------------------------------

Not applicable.

(c)      Exhibits
         --------

The following are filed as exhibits to this current report:

99.1     Press release dated October 5, 2001.

99.2 Default notice from DDJ Capital Management, LLC, as Agent, dated September 20, 2001.

99.3 First Supplement to Loan Agreement by and among Pacific Aerospace & Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing, Inc. and PA&E International, Inc., as Borrowers, Pacific A&E Limited, Pacific Aerospace & Electronics (UK) Limited, Aeromet International PLC, the Foreign Subsidiaries, and B III Capital Partners, L.P, B III A Capital Partners, L.P., DDJ Canadian High Yield Fund, and State Street Bank & Trust as Custodian for General Motors Employees Global Group Pension Trust, as Lenders, dated as of October 5, 2001.


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99.4     Waiver to Indenture by GSCP Recovery, Inc., Alliance Capital
         Management L.P., as investment advisor, and M.W. Post Advisory Group L.L.C., as investment advisor, dated as of October 5, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PACIFIC AEROSPACE & ELECTRONICS, INC.

                         By:     /s/ Sheryl A. Symonds
                               --------------------------------------
                               Sheryl A. Symonds
                               V.P. Administration & General Counsel, Secretary

Dated:  October 9,  2001


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                                  EXHIBIT INDEX

Exhibit
Number                Description

99.1   Press release dated October 5, 2001.

99.2 Default notice from DDJ Capital Management, LLC, as Agent, dated September 20, 2001.

99.3 First Supplement to Loan Agreement by and among Pacific Aerospace & Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing, Inc. and PA&E International, Inc., as Borrowers, Pacific A&E Limited, Pacific Aerospace & Electronics (UK) Limited, Aeromet International PLC, the Foreign Subsidiaries, and B III Capital Partners, L.P, B III A Capital Partners, L.P., DDJ Canadian High Yield Fund, and State Street Bank & Trust as Custodian for General Motors Employees Global Group Pension Trust, as Lenders, dated as of October 5, 2001.

99.4 Waiver to Indenture by GSCP Recovery, Inc., Alliance Capital Management L.P., as investment advisor, and M.W. Post Advisory Group L.L.C., as investment advisor, dated as of October 5, 2001.

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